UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number           811-21650
                                  ----------------------------------------------

                              ASA (BERMUDA) LIMITED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         11 SUMMER STREET - 4TH FLOOR
         BUFFALO, NEW YORK                                             14209
--------------------------------------------------------------------------------
         (Address of Principal executive offices)                    (Zip code)

                            JPMORGAN CHASE BANK, N.A.
                            3 CHASE METROTECH CENTER
                            BROOKLYN, NEW YORK 11245
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 716 -883-2428
                                                  -----------------

Date of fiscal year end: NOVEMBER 30, 2006
                        -------------------

Date of reporting period: MAY 31, 2006
                         --------------

ITEM 1. REPORT TO STOCKHOLDERS

ASA (BERMUDA) LIMITED

TO THE SHAREHOLDERS: (unaudited)

     At May 31, 2006 the Company's net asset value was $70.16 per share. This compares with $55.93 per share at November 30, 2005, the end of the Company's previous fiscal year. The Company's most recent net asset value on June 16, 2006 was $63.09 per share. On this date, the closing market price of our shares was $55.90 per share, a discount of 11.4% to the net asset value.

     Net investment income for the six months ended May 31, 2006 was $.31 per share vs. $.08 for the same period last year. The Board of Directors declared a semi-annual dividend of $.20 per share on May 19, 2006 payable June 2, 2006 to shareholders of record on May 26, 2006.

     At our annual meeting held on March 8, 2006 shareholders reelected the ten incumbent directors, ratified the selection of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending November 30, 2006 and defeated a shareholder proposal recommending action with regard to the discount. See page 15 of this report for details regarding the results of the voting.

     In early May, the U.S. dollar gold price began a sharp correction bringing its price down by mid June approximately 19%. This decline was probably overdue following the gold price spike from $500 to over $700 earlier in the year. The Company's stock price, impacted by this decline, fell from a high of $73.15 on May 9, 2006 to a low of $52.59 on June 14, 2006, a decline of approximately 28%.

     The fall in the gold price denominated in South African rand was much more subdued - declining only about 13%. The recent weakening of the rand should improve profit margins in the South African gold mines.

     Investors appear to have become nervous and anxious to bolster their liquidity in the face of statements by U.S. Federal Reserve Chairman Bernanke and other international spokesmen expressing concern over inflation and the higher interest rates this implies. The prospect of rising interest rates has helped to reverse the recent fall of the dollar. A strong dollar is generally not helpful to the dollar gold price. In addition, the fall in the Middle Eastern, Asian and European stock markets seems to have resulted in a flight to the relative security of the U.S. dollar, adding to its strength while negatively impacting the gold price.

     Randgold Resources Limited was added to our portfolio in February and April of this year. This company was originally the exploration arm of Randgold and Exploration Company Limited. It was incorporated in the Channel Islands in 1995 and is now totally independent of its former parent company. Randgold describes itself as an African gold mining and exploration business. Gold discoveries to date include deposits in Southern Mali, Northern Mali and in the Ivory Coast. These deposits total approximately 17 million ounces. Randgold's gold production was up 54% in 2005 at a total cash cost of $211 per ounce. The company has been profitable for the past five years and earned a net profit of $41 million in 2005. Additional exploration is being undertaken in Senegal, Tanzania, Burkina-Fasco and Ghana. This investment provides us with a position in the rapidly developing gold prospects in Central Africa.

     Anglo American plc is the only company in our portfolio whose major activity is not in the mining of precious metals. Over the past several years this company has been pursuing a strategy designed to simplify its complicated shareholder structure. It has disposed of a number of smaller business interests and has announced its intention to focus more on the mining of industrial metals and coal while continuing to dispose of additional companies, particularly in the paper and packaging business and in steel and vanadium production. It has also announced its intention to reduce and eventually eliminate its 41% stake in AngloGold Ashanti Limited, thus, removing itself totally from the mining of gold. Finally, it has announced its intention to continue buying in its own shares.

     The prospect of further reduction by Anglo American of its stake in AngloGold Ashanti has placed a damper on AngloGold Ashanti's stock price and it has underperformed both Harmony Gold Mining Company Limited and Gold Fields Limited.

     Platinum also spiked higher during the year and in spite of a correction in the past month is still up 18% in dollars. Like gold, it appears to still have an intact medium and long-term rising trend. Demand for the platinum group metals has been boosted by ongoing environmental concerns. The current high oil price, increased global warming concerns and soot emissions should stimulate the demand for catalytic converters. Jewelry demand for platinum remains firm.

     Impala Platinum Holdings Limited has been negotiating the participation of the Zimbabwean government in the company's platinum properties. These negotiations now appear to be resolved. Zimplats, its Zimbabwean subsidiary, has agreed to release 36% of its resources to the government in return for Black Empowerment Credits and cash. This agreement will allow Impala to proceed with the development of its sizable platinum resources in Zimbabwe.

     In February 2006, after 48 years, the Company closed the Johannesburg office of its predecessor, ASA Limited. At the same time Mr. Ronald L. McCarthy, who had served for 17 years as Managing Director of ASA Limited, retired. He will remain on our Board and will be available to provide us with guidance and advice as we evolve from a company primarily invested in gold mining companies in South Africa into a company investing in gold and other precious minerals companies worldwide.

     Copies of financial reports of the Company, as well as its latest net asset value may be requested from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932, (973) 377-3535, or may be found on the Company's website (www.asaltd.com).

     I would also like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 14 of this report for information. Computershare, the agent for the Plan, is able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The Computershare address is www.computershare.com/equiserve and access is available 24 hours a day. In addition, Computershare has a Telephone Response Center to respond to shareholders' questions in a timely manner. The telephone number is 781-575-2723. The Center is available Monday through Friday between 9:00 a.m. and 5:00 p.m. (Eastern Time).






June 19, 2006                                 Robert J.A. Irwin
                                              CHAIRMAN, PRESIDENT AND TREASURER

SCHEDULE OF INVESTMENTS
(NOTE 1) (UNAUDITED)

May 31, 2006
-------------------------------------------------------------------------------------------------------------
                                                                  Number of                     Percent of
      Name of Company                                                Shares    Market Value     Net Assets
-------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      AUSTRALIA
      Newcrest Mining Limited - ADRs                              3,000,000    $ 45,470,490           6.8%
-------------------------------------------------------------------------------------------------------------
      CANADA
      Barrick Gold Corporation                                      730,000      22,345,300           3.3
      Goldcorp Inc.                                                 900,000      27,594,000           4.1
      Meridian Gold Inc. (1)                                        600,000      18,750,000           2.8
-------------------------------------------------------------------------------------------------------------
                                                                                 68,689,300          10.2
-------------------------------------------------------------------------------------------------------------
      CHANNEL ISLANDS
      Randgold Resources Limited - ADRs (1)                         900,000      17,649,000           2.6
-------------------------------------------------------------------------------------------------------------
      PERU
      Compania de Minas Buenaventura - ADRs                         900,000      23,193,000           3.4
-------------------------------------------------------------------------------------------------------------
      SOUTH AFRICA
      AngloGold Ashanti Limited                                   2,245,894     103,826,640          15.4
      Gold Fields Limited                                         8,359,977     183,165,263          27.2
      Harmony Gold Mining Company Limited (1)                       292,459       4,193,820            .6
      Harmony Gold Mining Company Limited - ADRs (1)              2,166,400      31,066,176           4.7
-------------------------------------------------------------------------------------------------------------
                                                                                322,251,899          47.9
-------------------------------------------------------------------------------------------------------------
      UNITED STATES
      Newmont Mining Corporation                                    520,368      27,137,191           4.0
-------------------------------------------------------------------------------------------------------------
      Total ordinary shares of gold mining companies
      (Cost - $134,332,768)                                                     504,390,880          74.9
-------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER MINING COMPANIES
      SOUTH AFRICA
      Anglo Platinum Limited                                        520,100      46,099,890           6.8
      Impala Platinum Holdings Limited                              215,300      36,280,946           5.4
-------------------------------------------------------------------------------------------------------------
                                                                                 82,380,836          12.2
-------------------------------------------------------------------------------------------------------------
      UNITED KINGDOM
      Anglo American plc                                          1,280,000      51,549,357           7.7
      Lonmin PLC - ADRs                                             450,000      22,127,900           3.3
-------------------------------------------------------------------------------------------------------------
                                                                                 73,677,257          11.0
-------------------------------------------------------------------------------------------------------------
      Total ordinary shares of other mining companies
      (Cost - $25,909,431)                                                      156,058,093          23.2
-------------------------------------------------------------------------------------------------------------
      Total investments (Cost - $160,242,199) (2)                               660,448,973          98.1
-------------------------------------------------------------------------------------------------------------
      CASH, CASH EQUIVALENTS, RECEIVABLES AND
      OTHER ASSETS LESS LIABILITIES                                              13,123,630           1.9
-------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                         $673,572,603         100.0%
-------------------------------------------------------------------------------------------------------------

      (1) Non-income producing security.

      (2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2006 were $500,495,080 and $288,306, respectively, resulting in net unrealized appreciation on investments of $500,206,774.

      ADR - American Depository Receipt

PORTFOLIO STATISTICS

May 31, 2006

     COUNTRY BREAKDOWN*
     South Africa             60.1%     United States             4.0%
     United Kingdom           11.0%     Peru                      3.4%
     Canada                   10.2%     Channel Islands           2.6%
     Australia                 6.8%

     * Country breakdowns are expressed as a percentage of total net assets. The entire portfolio consists of investments in ordinary shares of companies engaged, directly or indirectly, in the mining of gold and other precious minerals.

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)


------------------------------------------------------------------------------------------------------------------
      ASSETS                                                                                   May 31, 2006
------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Cost - $160,242,199)                                       $660,448,973

      Cash and cash equivalents                                                                 16,249,272

      Dividends and interest receivable                                                            123,712

      Other assets                                                                                 327,022
------------------------------------------------------------------------------------------------------------------

      Total assets                                                                             677,148,979
------------------------------------------------------------------------------------------------------------------

      LIABILITIES
------------------------------------------------------------------------------------------------------------------

      Accounts payable and accrued liabilities                                                     963,717
      Liability for retirement benefits due to retired directors                                   692,659
      Dividend payable                                                                           1,920,000
------------------------------------------------------------------------------------------------------------------

      Total liabilities                                                                          3,576,376
------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)                                                   $673,572,603
------------------------------------------------------------------------------------------------------------------

      Common shares $1 par value
        Authorized: 30,000,000 shares
        Issued & Outstanding: 9,600,000 shares                                                 $ 9,600,000
      Share premium (capital surplus)                                                           21,249,156
      Undistributed net investment income                                                       55,972,185
      Undistributed net realized (loss) from foreign currency transactions                     (75,023,830)
      Undistributed net realized gain on investments                                           161,024,275
      Net unrealized appreciation on investments                                               500,206,774
      Net unrealized appreciation on translation of
        assets and liabilities in foreign currency                                                 544,043
------------------------------------------------------------------------------------------------------------------

      Net assets                                                                              $673,572,603
------------------------------------------------------------------------------------------------------------------

      Net assets per share                                                                          $70.16
==================================================================================================================


      The closing price of the Company's shares on the New York Stock Exchange was $62.46 on May 31, 2006.

      The notes to the financial statements form an integral part of these statements.

STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                            Six months ended
                                                                                              MAY 31, 2006
------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividend income (net of foreign withholding taxes of $70,804)                          $ 5,332,974
        Interest income                                                                            217,141
------------------------------------------------------------------------------------------------------------------

            Total investment income                                                              5,550,115
------------------------------------------------------------------------------------------------------------------

    Expenses
        Shareholder reports and proxy expenses                                                     308,495
        Directors' fees and expenses                                                               295,308
        Salaries and benefits                                                                      478,862
        Other administrative expenses                                                              348,154
        Fund accounting                                                                             47,500
        Transfer agent, registrar and custodian                                                   (134,335)
        Professional fees and expenses                                                             408,871
        Insurance                                                                                  133,283
        Wind-up expenses - ASA Limited                                                             552,031
        Other                                                                                      109,948
------------------------------------------------------------------------------------------------------------------

            Total expenses                                                                       2,548,117
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

    Net investment income                                                                        3,001,998
------------------------------------------------------------------------------------------------------------------

    Net  realized  and  unrealized  gain  (loss)  from  investments  and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                                                       33,773,417
      Cost of securities sold                                                                   21,184,671
------------------------------------------------------------------------------------------------------------------

    Net realized gain from investments                                                          12,588,746
------------------------------------------------------------------------------------------------------------------

    Net realized gain (loss) from foreign currency transactions
      Investments                                                                                  665,981
      Foreign currency                                                                             (12,934)
------------------------------------------------------------------------------------------------------------------

    Net realized gain (loss) from foreign currency transactions                                    653,047
------------------------------------------------------------------------------------------------------------------

    Net increase in unrealized appreciation on investments
      Balance, beginning of period                                                             377,887,288
      Balance, end of period                                                                   500,206,774
------------------------------------------------------------------------------------------------------------------

    Net increase in unrealized appreciation on investments                                     122,319,486
------------------------------------------------------------------------------------------------------------------

    Net unrealized gain (loss) on translation of assets and liabilities in foreign currency             --
------------------------------------------------------------------------------------------------------------------

    Net realized and unrealized gain (loss) from investments and foreign
      currency transactions                                                                    135,561,279
------------------------------------------------------------------------------------------------------------------

    Net increase in net assets resulting from operations                                      $138,563,277
------------------------------------------------------------------------------------------------------------------


    The notes to the financial statements form an integral part of these statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                (Unaudited)
                                                              Six months ended                 Year ended
                                                                May 31, 2006                November 30, 2005
------------------------------------------------------------------------------------------------------------------
      Net investment income                                    $  3,001,998                   $    935,618
      Net realized gain from investments                         12,588,746                     33,023,562
      Net realized gain (loss) from foreign currency
      transactions                                                  653,047                    (21,009,487)
      Net increase in unrealized appreciation on
         investments                                            122,319,486                     53,525,733
      Net unrealized gain (loss) on translation of
         assets and liabilities in foreign currency                      --                       (439,268)
------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      138,563,277                     66,036,158
      Dividends payable/paid
        From net investment income                               (1,920,000)                    (1,920,000)
        From net realized gain from investments                          --                     (6,720,000)
------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                136,643,277                     57,396,158
      Net assets, beginning of period                           536,929,326                    479,533,168
------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (including
        undistributed net investment income of
        $55,972,185 and $54,890,187, respectively)             $673,572,603                   $536,929,326
==================================================================================================================


      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                          SIX MONTHS ENDED MAY 31, 2006
                                   (UNAUDITED)

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES ASA (Bermuda) Limited ("Company") is a closed-end management investment company registered under the United States Investment Company Act of 1940, and was organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors. If a security is valued at a "fair value", that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and ADRs representing these securities are actively traded on the New York Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. CASH EQUIVALENTS

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. FOREIGN  CURRENCY  TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

During the six months ended May 31, 2006 sales of securities amounted to $33,773,417 and purchases of securities amounted to $24,677,970.

Dividend income is recorded on the ex-dividend date (date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E.  DISTRIBUTION  TO  SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for United States federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 11 through 13 for additional tax information for United States shareholders.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

G. BASIS OF PRESENTATION

The financial  statements  are presented in United States  dollars.

2 CUSTODIAN FEES For the six months ended May 31, 2006, the Company reversed its accrual as of November 30, 2005 in the amount of $159,342 as a result of the resolution of the fee structure related to custodian services.

3  RETIREMENT   PLANS  In  1994,   the  Company   entered  into  a  supplemental
non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

   The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002, $45,000 in March
2003, $55,000 in February 2004, $60,000 in March 2005 and $66,000 in March 2006.
As a result, the Company has recorded an expense of $33,000 for the six months ended May 31, 2006.

   The Company has recorded an asset in the amount of $170,000 related to the retirement obligation liability of $504,467 as of May 31, 2006. The $504,467 represents the total liability payable under the agreement at May 31, 2006. Upon retirement from the Company, the liability under the agreement is payable in ten consecutive equal annual payments to the Chairman.

   During the fiscal year ended November 30, 2005, the Company recorded an actuarially determined unfunded liability for retirement benefits due to current and future retired directors. Directors of the Company qualify to receive retirement benefits if they have served the Company (and its predecessor, ASA Limited) for at least twelve years prior to retirement. During the six months ended May 31, 2006 the Company recorded a net benefit of $46,772 in the statement of operations for this item due to the death of a retired director.

4 ASA LIMITED In connection with the winding up of ASA Limited, the Company incurred expenses of $552,031 for the six months ended May 31, 2006. This amount includes a severance payment of $500,673 to Ronald L. McCarthy, former Managing Director.

5 CONCENTRATION RISK It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company's assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious metal related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

6 INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

FINANCIAL HIGHLIGHTS


                                                        (Unaudited)
                                                      Six Months Ended              Year Ended November 30
----------------------------------------------------------------------------------------------------------------------------
                                                          May 31,
                                                           2006          2005        2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------------------
   PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                   $ 55.93       $ 49.95     $ 51.54    $ 33.48    $ 21.97    $ 17.58
----------------------------------------------------------------------------------------------------------------------------
   Net investment income                                      .31           .10         .22        .84        .85       1.00
   Net realized gain from investments                        1.31          3.44         .73         --        .51       3.05
   Net realized gain (loss) from foreign
     currency transactions                                    .07         (2.19)       (.68)       .32      (1.13)      (.24)
   Net increase (decrease) in unrealized
     appreciation on investments                            12.74          5.58       (1.34)     17.76      11.84       1.40
   Net increase (decrease) in unrealized appreciation
     (depreciation) on translation of assets and
     liabilities in foreign currency                           --          (.05)        .03       (.06)       .24       (.02)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                              14.43          6.88       (1.04)     18.86      12.31       5.19
   Less dividends                                            (.20)         (.90)       (.55)      (.80)      (.80)      (.80)
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                         $ 70.16       $ 55.93     $ 49.95    $ 51.54    $ 33.48    $ 21.97
----------------------------------------------------------------------------------------------------------------------------

   Market value per share, end of period                  $ 62.46       $ 49.65     $ 44.82    $ 47.16    $ 30.06    $ 19.83

   TOTAL INVESTMENT RETURN(1)
   Based on market value per share                          25.80%        11.40%      (3.67%)    59.91%     55.72%     41.76%

   RATIOS TO AVERAGE NET ASSETS(2)
   Expenses                                                   .75%         1.15%       1.03%       .84%       .91%      1.10%
   Net investment income                                      .89%          .21%        .46%      2.09%      2.63%      4.61%

   SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)               $673,573      $536,929    $479,533   $494,784   $321,423   $210,944
   Portfolio turnover rate                                   3.75%         7.31%       1.63%        --       4.41%     11.18%


   Per share calculations are based on the 9,600,000 shares outstanding.

   (1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and other distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

   (2) Annualized for the six months ended May 31, 2006.

SUPPLEMENTARY INFORMATION (UNAUDITED)

Six months ended May 31, 2006

--------------------------------------------------------------------------------
   CERTAIN FEES INCURRED BY THE COMPANY
--------------------------------------------------------------------------------
   Directors' fees                                                 $156,000
   Officers' remuneration                                           478,862
   Ronald L. McCarthy (compensation related to ASA Limited)         519,275
--------------------------------------------------------------------------------

   The notes to the financial statements form an integral part of these statements.

REPORT OF INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of ASA (Bermuda) Limited:

     We have reviewed the accompanying statement of assets and liabilities of ASA (Bermuda) Limited, including the schedule of investments, as of May 31, 2006, and the related statements of operations, changes in net assets, supplementary information and financial highlights for the six-month period ended May 31, 2006. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management.

     A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended November 30, 2005 and financial highlights for each of the four years in the period ended November 30, 2005 and in our report, dated December 28, 2005, we expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights for the year ended November 30, 2001 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualifed opinion on those financial highlights.


June 19, 2006                                     Ernst & Young LLP
                                                  New York, N.Y., U.S.A

--------------------------------------------------------------------------------

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

   The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is available upon request from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United

States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of a United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to an "excess distribution" made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

  As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as the total distri-butions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend,** with no interest charge.

   If a United  States  shareholder  elects to treat the  Company  as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC (or later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such "deemed sale" would be treated as an excess distribution), the rules described in the preceding paragraphs generally would not apply. Instead, the electing United States shareholder would include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after

-------------------------------------------------------
* For example, the Company made annual distributions of $.90, $.55 and $.80 per share during 2005, 2004 and 2003, respectively, an average per year of $.75 per share. Accordingly, any distribution in excess of $.9375 per share (125% of $.75) would be treated as an excess distribution for 2006. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

November 30, 2005 and who files his tax return on the basis of a calendar year may make a QEF election on his 2006 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2005 may also make the QEF election on his 2006 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

   A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow United States shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

   In early 2007, the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2006 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder made a "deemed sale election"), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN (UNAUDITED)

   Computershare Trust Company, N.A. ("Computershare") has been engaged to offer a dividend reinvestment and stock purchase plan (the "Plan") to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

   For the purpose of making purchases, Computershare will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than three years.

   Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

   To participate in the Plan an investor may not hold his or her shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at WWW.COMPUTERSHARE.COM/EQUISERVE or by calling Computershare's Telephone Response Center at 781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

--------------------------------------------------------------------------------
PRIVACY NOTICE (UNAUDITED)

   The Company is committed to protecting the financial privacy of its shareholders.

   We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

   We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

          RESULTS OF PROPOSALS PRESENTED AT THE ANNUAL GENERAL MEETING
                                 OF SHAREHOLDERS

   The following votes were cast at the Annual General Meeting of Shareholders held on March 8, 2006:


---------------------------------------------------------------------------------------------------------------
      ELECTION OF DIRECTORS
                                                        For                                       Withheld
---------------------------------------------------------------------------------------------------------------
      Robert J.A. Irwin                           7,271,883                                      1,045,218
      Henry R. Breck                              7,608,279                                        708,822
      Harry M. Conger                             7,606,659                                        710,442
      Chester A. Crocker                          7,605,339                                        711,762
      Joseph C. Farrell                           7,608,462                                        708,639
      James G. Inglis                             7,601,274                                        715,827
      Ronald L. McCarthy                          7,271,697                                      1,045,404
      Malcolm W. MacNaught                        7,608,704                                        708,397
      Robert A. Pilkington                        7,609,338                                        707,763
      A. Michael Rosholt                          7,597,712                                        719,389

---------------------------------------------------------------------------------------------------------------
      APPOINTMENT OF AUDITORS
                                                        For                Against                 Abstain
---------------------------------------------------------------------------------------------------------------

      Ernst & Young LLP                           7,617,989                568,766                 130,346
---------------------------------------------------------------------------------------------------------------

      SHAREHOLDER PROPOSAL
        RECOMMENDING ACTION
        REGARDING THE DISCOUNT*                   1,400,488              2,746,015                 191,740
---------------------------------------------------------------------------------------------------------------


* Broker non-votes for this proposal were 3,978,858.

                                  PROXY VOTING

   The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005 is available on the Company's website at HTTP://WWW.ASALTD.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A written copy of the Company's policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

                                    FORM N-Q

   The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Company's Forms N-Q also may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings reported on Form N-Q also is included in the Company's financial statements for the first and third quarters of each fiscal year which are available on the Company's website at HTTP://WWW.ASALTD.COM.

                           FORWARD-LOOKING STATEMENTS

   This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

                              ASA (BERMUDA) LIMITED





DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN               ASA
  (U.S.A.)                          (U.S.A.)                      (BERMUDA)
                                                                  LIMITED
HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT               INTERIM
  (South Africa)                    (South Africa)                 REPORT

OFFICERS
   ROBERT J.A. IRWIN, CHAIRMAN, PRESIDENT AND TREASURER

   PAUL K. WUSTRACK, JR., SECRETARY AND CHIEF COMPLIANCE OFFICER

EXECUTIVE OFFICES
   11 SUMMER STREET
   BUFFALO, NY, U.S.A.

REGISTERED OFFICE
   CANON'S COURT
   22 VICTORIA STREET
   HAMILTON HM12, BERMUDA

AUDITORS
   ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.

COUNSEL
   APPLEBY SPURLING HUNTER
   HAMILTON, BERMUDA

   KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
   WASHINGTON, DC, U.S.A.

CUSTODIAN
   JPMORGAN CHASE BANK, BROOKLYN, NY, U.S.A.

FUND ACCOUNTANTS
   KAUFMAN ROSSIN & CO., PA, MIAMI, FL, U.S.A.

SHAREHOLDER SERVICES
   LGN GROUP, LLC, FLORHAM PARK, NJ 07932, U.S.A.
   (973) 377-3535

TRANSFER AGENT                                                    FOR THE
   COMPUTERSHARE TRUST COMPANY, N.A.,                           SIX MONTHS
   525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310,                ENDED
   U.S.A.                                                       MAY 31, 2006

WEBSITE--http://www.asaltd.com

Item 2.           Code of Ethics.

                  Not applicable.

Item 3.           Audit Committee Financial Expert.

                  Not applicable.

Item 4.           Principal Accountant Fees and Services.

                  Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.           Schedule of Investments.

                  Included as part of the report to shareholders filed under
                  Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment
                  Companies.

                  Not applicable.

Item 9.           Purchases  of  Equity  Securities  by  Closed-End   Management
                  Investment Company and Affiliated Purchasers.

                  None.

Item 10.          Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant provided disclosure in response to Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement dated January 11, 2006.

Item 11. Controls and Procedures

                    (a) The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

                    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.          Exhibits.

                 (a)(1)  Not applicable.

                    (2) The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

                    (3)  Not applicable.

                 (b) The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           ASA (Bermuda) Limited



Date:  July 6, 2006        By: /s/  Robert J.A. Irwin
                              -----------------------
                                    Robert J.A. Irwin
                             Chairman of the Board, President and Treasurer


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.



Date:  July 6, 2006        By: /s/  Robert J.A. Irwin
                              -----------------------
                                    Robert J.A. Irwin
                              Chairman of the Board, President and Treasurer (Principal Executive Officer and Principal Financial Officer)